SUPPLEMENT DATED JULY 1, 2007

TO PROSPECTUS DATED MAY 1, 2007

WRL BENEFACTORSM

Issued through

WRL Series Life Account G

By

Western Reserve Life Assurance Co. of Ohio

The following information is added to page 43 of the Prospectus under the heading “Federal Income Tax Considerations – Tax Treatment of Policy Benefits.”

Non-Resident Alien Owners. Taxable distributions under the Policy to persons who are neither resident aliens of the U.S. or U.S. citizens are generally subject to U.S. income tax withholding at a 30% rate unless the rate is reduced or eliminated by an international tax treaty with the United States. The payment of the death benefit is generally not taxable and not subject to tax withholding by the United States. Policyowners and beneficiaries should consult with local advisors regarding the tax treatment of Policy distributions and benefits by their relevant non-U.S. taxing jurisdictions.

PLEASE RETAIN THIS WITH YOUR MAY 1, 2007 PRODUCT PROSPECTUS

AG04446-07/07